UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 3, 2011

Derma Sciences, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-31070	23-2328753
(State or other jurisdiction	(Commission	(IRS employer
of incorporation)	File Number)	identification number)

214 Carnegie Center, Suite 300
Princeton, NJ  08540
(609) 514-4744
(Address including zip code and telephone
number, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On February 3, 2011 Derma Sciences, Inc. (the “Registrant”) announced the results of its Phase 2 clinical trial of DSC127 in patients with diabetic foot ulcers.  A copy of the press release issued by the Registrant in connection with this announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits:

	99.1 –	Press release dated February 3, 2011 entitled “Derma Sciences Reports Positive Top-Line Results From DSC127 Phase 2 Trial in Patients with Diabetic Foot Ulcers”

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DERMA SCIENCES, INC.

By:	/s/ John E. Yetter
John E. Yetter, CPA
Vice President and Chief Financial Officer

Date:  February 3, 2011

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated February 3, 2011 entitled “Derma Sciences Reports Positive Top-Line Results From DSC127 Phase 2 Trial in Patients with Diabetic Foot Ulcers”